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                                                                    EXHIBIT 99.2


                 FIRST AMENDMENT TO SALE AND PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO SALE AND PURCHASE AGREEMENT (this "FIRST AMENDMENT") is made and entered into as of the 15th day of November, 2001, by and between VZ CHANTILLY CORPORATION, a Delaware corporation ("SELLER"), and COPT ACQUISITIONS, INC., a Delaware corporation ("BUYER").

                                    RECITALS:

     WHEREAS, Seller and Buyer have entered into that certain Sale and Purchase Agreement dated October 16, 2001 (the "AGREEMENT"), for the purchase and sale of certain property and related improvements located in Chantilly, Virginia, as more particularly described in the Agreement; and

     WHEREAS, the parties desire to amend the Agreement on the terms and conditions more particularly set forth in this First Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Seller and Buyer, intending legally to be bound, hereby agree as follows:

     1. DEFINED TERMS. Unless otherwise provided herein, all terms used in this First Amendment that are defined in the Agreement shall have the meanings provided in the Agreement.

     2. STUDY PERIOD. The Study Period is hereby amended to end at 5:00 p.m. on November 16, 2001.

     4. RATIFICATION. Except as otherwise expressly modified by the terms of this First Amendment, the Agreement shall remain unchanged and continue in full force and effect. All terms, covenants, and conditions of the Agreement not expressly modified herein are hereby confirmed and ratified and remain in full force and effect, and, as further modified hereby, constitute valid and binding obligations of Seller and Buyer according to the terms thereof.

     5. BINDING EFFECT. All of the covenants contained in this First Amendment, including, but not limited to, all covenants of the Agreement as modified hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives and permitted successors and assigns.

     6. COUNTERPARTS. This First Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute one and the same First Amendment. This First Amendment may be signed by facsimile signatures, which shall have the force of originals.

                            [SIGNATURE PAGE FOLLOWS]



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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.


                                       SELLER:

                                       VZ CHANTILLY CORPORATION, a Delaware
                                       corporation


[Illegible]                            By: /s/ JAMES J. JORDAN
----------------------------               --------------------------------
Witness                                    Name:  James J. Jordan
                                           Title: Senior Vice President -
                                                  Investment


                                       BUYER:

                                       COPT ACQUISITIONS, INC., a Delaware
                                       corporation


/s/ Stephanie L. Shade                 By: /s/ RANDALL M. GRIFFIN
----------------------------               --------------------------------
Witness                                    Name:  Randall M. Griffin
                                           Title: President


                                     JOINDER

Verizon Capital Corp., hereby joins in this First Amendment for the sole purposes of ratifying and confirming its Joinder obligations in the Agreement.

                                       VERIZON CAPITAL CORP., a Delaware
                                       corporation


[Illegible]                            By: /s/ JAMES J. JORDAN
----------------------------               --------------------------------
Witness                                    Name:  James J. Jordan
                                           Title: Senior Vice President -
                                                  Investment



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